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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                OCTOBER 27, 2003

                                 NETEGRITY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                      1-10139                 04-2911320
(STATE OR OTHER JURISDICTION OF        (COMMISSION             (IRS. EMPLOYER
 INCORPORATION OR ORGANIZATION)        FILE NUMBER)          IDENTIFICATION NO.)

                        201 JONES ROAD, WALTHAM, MA 02451
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (781) 890-1700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On October 27, 2003, Netegrity, Inc. announced its financial results for the quarter ended September 30, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

      The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NETEGRITY, INC.

Date:  October  27, 2003              By:  /s/ Regina O. Sommer
                                           -------------------------------------
                                           Regina O. Sommer
                                           Chief Financial Officer and Treasurer


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                                  EXHIBIT INDEX

    EXHIBIT NO.                             DESCRIPTION
    -----------                             -----------
        99.1         Press Release of Netegrity, Inc. issued on October 27, 2003


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